UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 2, 2014
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho  83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01.      Regulation FD Disclosure

Micron Technology, Inc. (the “Company”) plans to add approximately 255,000 square feet of clean room space to its fabrication facility in Singapore.  This expansion would facilitate efficient implementation of 3D NAND production at the Singapore facility and give the Company the flexibility to gradually add incremental capacity in response to market requirements.  In addition, the space would enable production of storage class and other memory technologies.  Construction of the additional space is expected to begin in fiscal 2015 with initial manufacturing output likely in fiscal 2017.  The Company currently anticipates spending approximately $50 million in fiscal 2015 for initial design and construction. At completion and subject to market conditions, the Company currently expects the total cost for this expansion to be approximately $4 billion incurred over a number of years starting in fiscal 2016.  The Company’s capital spending guidance for fiscal 2015 remains unchanged at $3.6 billion to $4 billion.

The Company’s CEO, Mark Durcan, will update the Company’s technology and manufacturing strategy, including the clean room expansion, on Wednesday, December 3, 2014, at the 18th Annual Credit Suisse Technology Conference. Mr. Durcan’s presentation will begin at noon MT and can be accessed live via webcast from the Company’s Investor Relations website at http://www.micron.com/investors/conference.  The press release related to Mr. Durcan’s participation in this conference is attached as Exhibit 99.1 hereto.

This Current Report on Form 8-K contains forward-looking statements related to the timing and cost of the Company’s clean room expansion plan. Actual events or results may differ materially from those contained in the forward-looking statements. Please refer to the documents the Company files on a consolidated basis from time to time with the Securities and Exchange Commission, specifically the Company's most recent Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause the actual results for the Company on a consolidated basis to differ materially from those contained in our forward-looking statements (see Risk Factors). Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:
Exhibit No.	Description
99.1	Press release dated December 2, 2014, regarding Mr. Durcan’s participation in the 18th Annual Credit Suisse Technology Conference

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: December 2, 2014	By:	/s/ D. Mark Durcan
	Name:	D. Mark Durcan
	Title:	Chief Executive Officer

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INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 2, 2014

Exhibit No.	Description
99.1	Press release, dated December 2, 2014, regarding Mr. Durcan’s participation in the 18th Annual Credit Suisse Technology Conference

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